Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Novus Robotics, Inc. for the fiscal quarter ending September 30, 2012, I, Berardino Paolucci, Chief Executive Officer  (Principal Executive Officer/Principal Financial Officer) of Novus Robotics, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.  Such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of Novus Robotics, Inc.

Date: September 15, 2012	/s/ Berardino Paolucci
Berardino Paolucci President/Chief Executive Officer (Principal Executive Officer/Principal Financial Officer)